SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 1997

                            Merrill Lynch & Co., Inc.
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             (Exact name of Registrant as specified in its charter)

    Delaware                      1-7182                          13-2740599
---------------                ------------                  -------------------
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

World Financial Center, North Tower, New York, New York       10281-1220
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         (Address of principal executive offices)              (Zip Code)

 Registrant's telephone number, including area code: (212) 449-1000

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 5. Other Events

      Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-13649) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $175,000,000 aggregate principal amount of S&P 500 Market Index Target-Term Securities due September 16, 2002 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

          (4) Instruments defining the rights of security holders, including indentures.

                              Form of Merrill Lynch & Co., Inc.'s S&P 500 Market Index Target-Term Securities due September 16, 2002.

          (5) & (23) Opinion re: legality; consent of counsel.

                              Opinion of Brown & Wood LLP relating to the S&P 500 Market Index Target-Term Securities due September 16, 2002 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       MERRILL LYNCH & CO., INC.
                                              (Registrant)


                                       By: /s/ Theresa Lang
                                          ------------------------------
                                                Theresa Lang
                                                 Treasurer

Date:  March 14, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            MERRILL LYNCH & CO., INC.


                          EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MARCH 14, 1997


                                                 Commission File Number 1-7182

                                  Exhibit Index



Exhibit No.    Description                                           Page
-----------    -----------                                           ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s S&P
                    500 Market Index Target-Term Securities
                    due September 16, 2002.

(5) & (23)     Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to
                    the S&P 500 Market Index Target-Term
                    Securities due September 16, 2002
                    (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).